UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

USA Truck, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35740	71-0556971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Industrial Park Road Van Buren, Arkansas		72956
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (479) 471-2500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 25, 2018, USA Truck, Inc. (the “Company”) announced the appointment of Tim Guin as Executive Vice President and Chief Commercial Officer. The Company entered into an employment letter agreement with Mr. Guin, dated April 24, 2018, setting forth certain terms and conditions of Mr. Guin’s employment with the Company.

Prior to joining the Company, Mr. Guin, 53, served as Swift Transportation’s Executive Vice President of Sales and Marketing since May 2016. Prior to that, he served in several key customer-centric positions within Swift, including Vice-President of National Accounts and Vice-President of Eastern Region Sales. For a brief time away from Swift, Mr. Guin served as Vice President of Business Development in charge of Mergers and Acquisitions for U.S. Xpress Enterprises, Inc. (“U.S. Xpress”), a truckload carrier, from 2006 to 2010.  Mr. Guin later became President of Arnold Transportation, a truckload carrier, in 2010 where he served until 2011.  Mr. Guin earned his Bachelor’s degree in Political Science from Winthrop University.

In connection with his appointment, the Executive Compensation Committee of the Board of Directors (the "Committee") approved compensation for Mr. Guin as follows:

●	an annualized base salary of $300,000;
●	a cash bonus of $300,000, payable one-half with first Company-issued paycheck, and one-half on the sixth Company-issued paycheck, subject to certain continuous employment and recoupment provisions;
●

an equity bonus of $100,000 of restricted shares on Mr. Guin’s start date, vesting in two equal installments beginning on the first anniversary of the start date, subject to continued employment and certain other forfeiture and acceleration provisions;

●

participation in the 2018 Management Cash Bonus Plan, with a target of 60% of prorated base salary for 2018, depending upon performance relative to certain adjusted EBITDAR and safety goals for the one-year performance period ending December 31, 2018;

●

participation in the 2018 Equity Incentive Plan (the “2018 EIP”), with a grant of restricted shares on Mr. Guin’s start date equal to 100% of his base salary for 2018, with 60% performance-based at target and 40% time-based.  The performance-based restricted shares are subject to vesting depending upon performance relative to certain adjusted EBITDAR and adjusted consolidated operating ratio goals for the three-year performance period ending December 31, 2020.  The time-based shares are subject to vesting in four equal annual installments commencing on the first anniversary of Mr. Guin’s start date.  All restricted shares under the 2018 EIP are subject to continued employment and certain other forfeiture and acceleration provisions;

●

upon a qualifying severance event, subject to other customary provisions, salary continuation payments for 12 months or such lesser number of months as Mr. Guin has been employed by the Company at such time, plus an amount equal to his short-term cash incentive target (“STI Target”), if and to the extent earned and prorated for the portion of the fiscal year employed prior to the qualifying severance event, under any short-term cash incentive plan that has been adopted by the Committee prior to the qualifying severance event for the fiscal year in which the qualifying severance event occurs; and

●

upon a qualifying change-in-control event, subject to other customary provisions, a lump sum payment equal to 150% of his annual base salary and STI Target, and reimbursement, on an after-tax basis, of any premiums paid by Mr. Guin pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act of 1995, as amended, for a period of 18 months.

Mr. Guin agreed to certain non-solicitation, non-competition, and confidentiality covenants.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Mr. Guin’s employment letter and executive severance and change in control agreement, copies of which will be filed with the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

There is no arrangement or understanding between Mr. Guin and any other person pursuant to which Mr. Guin was appointed Chief Commercial Officer. There are no transactions in which Mr. Guin has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

99.1          Press release issued by the Company on April 25, 2018.

The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Item 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	April 25, 2018	/s/ Jason R. Bates
Jason R. Bates
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press release issued by the Company on April 25, 2018.